UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
May 15, 2013 (May 10, 2013)

COLGATE-PALMOLIVE COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-644	13-1815595
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

300 Park Avenue, New York, NY	10022
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (212) 310-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 10, 2013, the Company’s stockholders approved the Colgate-Palmolive Company 2013 Incentive Compensation Plan (the “Plan”) at the Annual Meeting of Stockholders (the “Annual Meeting”). A detailed description of the Plan was included in the Company’s definitive proxy statement, filed with the Securities and Exchange Commission (the “SEC”) on March 27, 2013 (the “Proxy Statement”). A copy of the Plan is filed as Exhibit 4.1 to the Company’s Registration Statement on Form S-8, filed with the SEC on May 10, 2013.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

(a)	The Company’s Annual Meeting was held on May 10, 2013. The matters voted on and the results of the vote were as follows.

(b)	The Company’s stockholders voted on the matters set forth below.

1.	Nikesh Arora, John T. Cahill, Ian Cook, Helene D. Gayle, Ellen M. Hancock, Joseph Jimenez, Richard J. Kogan, Delano E. Lewis, J. Pedro Reinhard and Stephen I. Sadove were elected directors of the Company. The results of the vote were as follows:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Nikesh Arora	333,535,058	1,609,416	1,040,471	57,124,988
John T. Cahill	325,791,590	9,213,938	1,179,417	57,124,988
Ian Cook	326,129,587	7,669,815	2,385,543	57,124,988
Helene D. Gayle	328,110,115	7,140,198	934,632	57,124,988
Ellen M. Hancock	330,768,331	4,432,719	983,895	57,124,988
Joseph Jimenez	334,143,329	1,045,930	995,686	57,124,988
Richard J. Kogan	324,567,329	10,447,584	1,170,032	57,124,988
Delano E. Lewis	324,408,595	10,721,480	1,054,870	57,124,988
J. Pedro Reinhard	327,062,840	8,111,665	1,010,440	57,124,988
Stephen I. Sadove	322,123,581	13,034,809	1,026,555	57,124,988

2.	The selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2013 was ratified. The results of the vote were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
388,104,337	4,216,278	989,318	0
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3.	An advisory vote on the Company’s executive compensation was approved. The results of the vote were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
318,870,493	14,517,878	2,796,574	57,124,988

4.	The Colgate-Palmolive Company 2013 Incentive Compensation Plan was approved. The results of the vote were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
296,224,122	38,261,444	1,699,379	57,124,988

5.	A stockholder proposal regarding an executive stock retention requirement was not approved. The results of the vote were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
95,446,762	237,423,388	3,314,795	57,124,988

For information regarding the vote required for the approval of the matters voted on at the Annual Meeting, please see the Company’s 2013 Proxy Statement.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLGATE-PALMOLIVE COMPANY

Date: May 15, 2013	By:	/s/ Andrew D. Hendry
Name: Andrew D. Hendry
Title: Chief Legal Officer and Secretary
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